Twin Oak Strategic Solutions ETF

(Ticker: TOS)

(CBOE BZX EXCHANGE, INC.)

Summary Prospectus

December 15, 2025

(as revised on January 22, 2026)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://twinoaketfs.com. You may also obtain this information at no cost by calling 1-800-617-0004. The Fund’s Prospectus and Statement of Additional Information, both dated December 15, 2025 (as revised on January 22, 2026), are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Twin Oak Strategic Solutions ETF (the “Fund”) is total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (12b-1) Fees(3)	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Fund Operating Expenses	0.76%
Fee Waivers and/or Expense Reimbursements(4)	-0.40%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.36%

(1)	“Other Expenses” are estimated for the current fiscal year.

(2)	“Acquired Fund Fees and Expenses” are estimated for the current fiscal year and are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange-traded funds.
(3)	The Fund's Rule 12b-1 Plan has been approved by the Board but has not been implemented, such that no related fees accrue to the Fund.

(4)	The RBB Fund Trust (the "Trust") and Twin Oak ETF Company ("Twin Oak" or the "Adviser"), have entered into an expense limitation agreement under which the Adviser has agreed to waive management fees and/or pay Fund expenses to the extent necessary so that the Fund's total annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest, brokerage fees, certain insurance costs, 12b-1 fees (if any), and extraordinary and other non-routine expenses) through the period ending December 31, 2026 do not exceed 0.35% of Shares. The expense limitation agreement may be terminated by the Board of Trustees of the Trust (the "Board" or "Trustees") at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$37	$203

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) whose investment objective is total return. The Fund seeks to achieve its investment objective by investing in domestic equity securities (e.g. common and preferred stock) of all market capitalizations. The Fund may invest directly in equity securities or in other ETFs, which may include other ETFs managed by the Adviser, Twin Oak ETF Company (the “Adviser” or “Twin Oak”), that primarily invest in equity securities. The Fund may also invest in derivatives, including but not limited to options, swaps, futures, and structured notes, to achieve the desired equities exposure.

The Fund uses both a “bottom-up” approach to selecting investments, focusing on the analysis of individual securities as well as a “top-down” approach to manage the overall portfolio characteristics and risks. The bottom-up research approach for equity positions will be driven by the Adviser’s fundamental research on individual securities or asset classes. Bottom-up exposures will then be assessed relative to top-down characteristics of the Fund’s entire portfolio.

In managing the Fund, the Adviser may also seek to implement a hedging strategy utilizing option contracts, swaps and other derivatives. The hedging strategies will be deployed at the discretion of the portfolio manager and may be used to hedge specific portfolio exposures through the use of derivatives such as puts, calls, or collars on specific securities, or more macro exposures, such as, though not limited to, overall market risk or volatility. Macro hedges may include, though are not limited to, hedges on indices or ETFs that track certain exposures to give the portfolio more defensive characteristics or the potential to reduce the overall market risk in the portfolio. Certain types of derivatives have a leverage-like effect on the portfolio, in that they require a relatively small premium or margin payment in relation to the size of the investment exposure the Fund acquires. The Fund’s total return may be reduced relative to a portfolio consisting solely of equity securities in rising markets and may be enhanced relative to the same portfolio in flat or declining markets. In addition to the hedging strategy, the Adviser may also invest its assets in cash and cash equivalents, or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions and to retain flexibility in paying expenses, which may result in the Fund not achieving its investment objective. During such periods, the Fund may invest in an affiliated ETF, the Twin Oak Short Horizon Absolute Return ETF (“Short Horizon ETF”), for any purpose. The Short Horizon ETF is actively managed by Twin Oak and seeks to provide capital appreciation with low price volatility.

The Adviser has engaged Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”) as sub-adviser to provide trading services as well as proxy voting and other non-portfolio management services to the Fund.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may not invest more than 15% of its net assets in illiquid investments.

The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

●	Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments in other investment companies, including ETFs, (collectively, “Underlying Funds”) for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

●	Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease.

●	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, the Fund’s investment sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

●	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage Risk” below. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. The primary types of derivatives in which the Fund invests in are swaps and options contracts.

●	Equity Securities Risk. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Funds and Underlying Funds to fluctuate. The value of an investment may decrease in response to overall stock market movements or the value of individual securities. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.

●	ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

o	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

o	Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

o	Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

o	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV.

To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to the above ETF risks.

●	Large Capitalization Companies Risk. The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

●	Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

●	Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

●	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

●	Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

●	Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

●	New Adviser Risk. Twin Oak is a newly registered investment adviser and has not had an extensive history of serving as an adviser or sub-adviser to a registered investment company. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

●	New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees (“Board”) of The RBB Fund Trust (the “Trust”) may determine to liquidate the Fund.

●	Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

●	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

●	Small and Medium Capitalization Companies Risk. The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion but greater than or equal to $1 billion.

●	Swap Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk that the counterparty may default on the obligation, and may be difficult to value. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

●	Underlying Funds Risk. To the extent the Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those Underlying Funds. Investments in Underlying Funds are subject to the risks of the Underlying Funds’ investments, as well as to the Underlying Funds’ expenses. The Fund may incur brokerage fees in connection with its purchase of ETF shares. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Performance

Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available in the Prospectus once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at https://twinoaketfs.com.

Management

Investment Adviser and Sub-Adviser

Twin Oak ETF Company serves as investment adviser to the Fund. Exchange Traded Concepts, LLC serves as the investment sub-adviser to the Fund and is responsible for certain activities, including the trading of portfolio securities and proxy voting.

Portfolio Manager

Zachary Wainwright is primarily responsible for the day-to-day management of the Fund. Mr. Wainwright is the Chief Executive Officer of Twin Oak. Mr. Wainwright has served as portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Fund’s most recent fiscal year cannot be provided because the Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at the Fund’s website at twinoaketfs.com.

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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